FIDELITY
DESTINY PORTFOLIOS:
Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of a fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated November 19, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http:/www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity Distributors Corporation (FDC), 82 Devonshire Street, Boston, MA 02109 at the appropriate number listed below, or your investment professional.
FIDELITY DISTRIBUTORS CORPORATION
FIDELITY INVESTMENTS INSTITUTIONAL SERVICES COMPANY, INC., BROKER/DEALER SERVICES DIVISION
Nationwide (toll-free) 1-800-433-0734
In Alaska or Overseas (call collect) 1-617-328-5000
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
DES-PRO-1197-   01

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS
OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION.
SHARES ARE NOT INSURED BY THE FDIC, FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
OF PRINCIPAL AMOUNT INVESTED.
Destiny I (fund number 006)
Destiny II (fund number 306)
Each fund seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.
Shares of each fund may be purchased only through Fidelity Systematic Investment Plans: Destiny Plans I and Destiny Plans II (the Plans or a
Plan), a unit investment trust. Details of the Plans, including the Creation and Sales Charges, as well as Custodian Fees, are discussed in the Prospectus for the Plans. The charges for the first year of a Plan may amount to as much as 50% of the amounts paid under a Plan. Prospective investors should read this Prospectus in conjunction with the Plans' Prospectus.
PROSPECTUS
DATED DATED NOVEMBER 19, 1997
   REVISED JUNE 1, 1998    (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE
STREET, BOSTON, MA 02109
CONTENTS



PROSPECTUS

KEY FACTS                         2    WHO MAY WANT TO INVEST

                                  2    EXPENSES Each fund's yearly operating expenses.

                                  4    FINANCIAL HIGHLIGHTS A summary of each fund's financial data.

                                  6    PERFORMANCE How each fund has done over time.

THE FUNDS IN DETAIL               9    CHARTER How each fund is organized.

                                  9    INVESTMENT PRINCIPLES AND RISKS Each fund's overall approach to investing.

                                  11   BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                      12   HOW TO BUY SHARES

                                  12   HOW TO SELL SHARES Taking money out and closing your account.

                                  13   INVESTOR SERVICES  Services to help you manage your account.

SHAREHOLDER AND ACCOUNT POLICIES  13   DIVIDENDS, CAPITAL GAINS, AND TAXES

                                  14   TRANSACTION DETAILS Share price calculations and the timing of purchases and redemptions.

                                  14   EXCHANGE RESTRICTIONS



KEY FACTS


WHO MAY WANT TO INVEST
Each fund is designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns and who want to be invested in the stock market for its long-term growth potential. Each fund invests for growth and does not pursue income.
Shares of each fund may be acquired only through the purchase of an interest in Fidelity Systematic Investment Plans: Destiny Plans I or Destiny Plans II. The funds are designed for investors who are seeking accumulation of capital through regular, systematic investing over a period of 10 years or more. Investments in the funds are based on the concept of "dollar-cost averaging." This involves consistently buying uniform dollar amounts of a fund regardless of the price, at regular intervals. When prices are low, more shares are bought than when prices are high. Because the value of the securities in each fund fluctuates with market conditions, if you liquidate your Plan investment when the market value of your shares is less than their original cost, including the initial Plan's Creation and Sales Charges, you will incur a loss. Investments in a systematic investment plan do not eliminate market risk. While FMR will seek to realize capital growth over the lifetime of a Plan, the policies FMR follows may not be appropriate if you are unable to complete your Plan. You should also consider your ability to continue to invest during periods of varying economic and market conditions.
Receipt by each fund of investments on a systematic basis tends to provide a more consistent level of fund assets than might be the case for those funds whose shares are sold directly and may allow each fund to plan for the gradual accumulation of various individual security positions. One example of how each fund could employ this concept is through the program of dollar-cost averaging as described above. Such a program could be hampered by increased net redemptions or the failure of Plan investors to purchase shares.
FMR is also the investment adviser to certain other investment companies not sold through systematic investment plans, which also have objectives of capital growth. The investment policies employed by each of these funds vary, as do the sales charges assessed to fund share purchases and the investment results each has attained.
The value of each fund's investments varies from day to day, generally reflecting changes in market conditions and other company, political, and economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. Each fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. Neither fund will offer its shares publicly except through the Plans, which impose separate Creation and Sales Charges. Creation and Sales Charges vary according to the monthly investment size and duration of each Plan. Please refer to the Plans' Prospectus for details.

                              Destiny        Destiny II
                              I

Sales charge on purchases     None           None
and reinvested distributions

Deferred sales charge on      None           None
redemptions

ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company
(FMR) that varies based on its performance. Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. Management fees and other expenses are reflected in each fund's share price and are not charged directly to individual shareholder accounts. For accounts maintained within the Plans, separate custodian fees and an annual service fee are charged directly to Planholders. Please refer to the section "Breakdown of Expenses," beginning on page and the Plans' Prospectus for further information.
The following figures are based on historical expenses of each fund and are calculated as a percentage of average net assets of each fund. A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been 0.38% and 0.53% for Destiny I and Destiny II, respectively.
                              Destiny I       Destiny II

Management fee                0.36%           0.50%

12b-1 fee (Distribution Fee)  None            None

Other expenses                0.03%           0.04%

TOTAL OPERATING EXPENSES      0.39%           0.54%

EXPENSE TABLE EXAMPLE: You would pay the following amount in total expenses on a $1,000 investment in a fund, assuming a 5% annual return and full redemption at the end of each time period. Total expenses shown below include any shareholder transaction expenses and a fund's annual operating expenses.
            1 Year  3 Years  5 Years  10 Years

Destiny I   $ 4     $ 13     $ 22     $ 49

Destiny II  $ 6     $ 17     $ 30     $ 68

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED EXPENSES OR RETURNS, ALL OF WHICH MAY VARY. Please refer to page for the funds' past performance. As stated above, Creation and Sales Charges vary for each Plan. Generally, however, these charges are structured to decrease as a percentage of the monthly investment as the Plan progresses. Consequently, the major portion of the total Creation and Sales Charges incurred during the life of a Plan are assessed within its first year. For a detailed explanation of applicable rate structure, please refer to the Plans' Prospectus.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow for Destiny I and Destiny II have been audited by Coopers & Lybrand L.L.P., independent accountants. The funds' financial highlights, financial statements, and report of the auditor are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact FDC or your investment professional for a free copy of the Annual Report or the SAI.
DESTINY I



Selected Per-Share Data and Ratios

Years ended September
30                     1997      1996     1995     1994E    1993H    1993I    1992I    1991I    1990I    1989I    1988I

Net asset value,
beginning              $ 20.41   $ 18.78  $ 17.70  $ 16.86  $ 17.22  $ 16.54  $ 15.23  $ 14.24  $ 14.03  $ 12.44  $ 15.93
of period

Income from Investment
Operations

 Net investment
income                  .49C      .45      .41      .30      .04      .26      .31      .33      .46D     .30      .24

 Net realized and
unrealized              6.36      2.42     3.54     1.69     .75      3.16     2.55     1.25     1.18     1.81     (.35)
 gain (loss)

 Total from investment  6.85      2.87     3.95     1.99     .79      3.42     2.86     1.58     1.64     2.11     (.11)
 operations

Less Distributions

 From net investment
income                  (.45)     (.43)    (.34)    (.11)    (.14)    (.30)    (.49)    (.10)    (.38)    (.26)    (.39)

 From net realized
gain                    (1.73)    (.81)    (2.53)   (1.04)   (1.01)   (2.44)   (1.06)   (.49)    (1.05)   (.26)    (2.99)

 Total distributions    (2.18)    (1.24)   (2.87)   (1.15)   (1.15)   (2.74)   (1.55)   (.59)    (1.43)   (.52)    (3.38)

Net asset value, end of
period                 $ 25.08   $ 20.41  $ 18.78  $ 17.70  $ 16.86  $ 17.22  $ 16.54  $ 15.23  $ 14.24  $ 14.03  $ 12.44

Total returnB          36.29%J   16.04%   27.49%   12.30%   4.77%    23.90%   20.18%   11.93%   12.17%   17.90%   (1.45)%

Net assets, end of
period                 $ 5,961   $ 4,565  $ 4,053  $ 3,273  $ 2,973  $ 2,869  $ 2,373  $ 2,023  $ 1,832  $ 1,662  $ 1,440
(In millions)

Ratio of expenses to    .39%      .65%     .68%     .70%     .65%A    .66%     .61%     .50%     .53%     .60%     .60%
average net assets

Ratio of expenses to    .38%F     .65%     .68%     .70%     .65%A    .66%     .61%     .50%     .53%     .60%     .60%
average net assets after
expense reductions

Ratio of net investment 2.20%     2.40%    2.35%    1.69%    1.11%A   1.83%    2.00%    2.45%    3.37%    2.35%    2.10%
income to average net assets

Portfolio turnover rate 32%       42%      55%      77%      82%A     75%      75%      84%      75%      72%      80%

Average commissions
rateG                  $ .0478   $ .0175


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF THE SEPARATE SALES CHARGES AND CUSTODIAN FEES ASSESSED THROUGH FIDELITY SYSTEMATIC INVESTMENT PLANS AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS SPECIAL DIVIDENDS OF $.09 PER
SHARE.
E EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H THREE MONTHS ENDED SEPTEMBER 30, 1993
I YEARS ENDED JUNE 30
J THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
DESTINY II



NOTE: PER SHARE DATA HAVE BEEN ADJUSTED FOR A 3-FOR-1 SHARE SPLIT PAID JUNE 21, 1996.

Selected Per-Share Data and Ratios

Years ended September
30                   1997      1996     1995     1994E    1993H    1993I    1992I    1991I    1990I    1989I    1988I

Net asset value,
beginning            $ 11.61   $ 10.57  $ 9.52   $ 8.89   $ 8.82   $ 8.23   $ 7.83   $ 7.04   $ 6.88   $ 6.08   $ 6.99
of period

Income from Investment
Operations

 Net investment
income                .27C      .24      .22      .14      .01      .09      .11      .10      .19D     .08      .04

 Net realized and
unrealized            3.52      1.34     1.99     .96      .41      1.61     1.36     .86      .76      .91      (.06)
 gain (loss)

 Total from
investment            3.79      1.58     2.21     1.10     .42      1.70     1.47     .96      .95      .99      (.02)
 operations

Less Distributions

 From net investment
income                (.25)     (.22)    (.17)    (.04)    (.05)    (.12)    (.11)    (.12)    (.12)    (.06)    (.03)

 From net realized
gain                  (.75)     (.32)    (.99)    (.43)    (.30)    (.99)    (.96)    (.05)    (.67)    (.13)    (.86)

 Total distributions  (1.00)    (.54)    (1.16)   (.47)    (.35)    (1.11)   (1.07)   (.17)    (.79)    (.19)    (.89)

Net asset value,
end of period          $ 14.40   $ 11.61  $ 10.57  $ 9.52   $ 8.89   $ 8.82   $ 8.23   $ 7.83   $ 7.04   $ 6.88   $ 6.08

Total returnB          34.72%J   15.43%   26.98%   12.67%   4.93%    23.28%   20.61%   14.35%   14.42%   16.76%   (.23)%

Net assets, end of
period                  $ 3,609   $ 2,538  $ 2,032  $ 1,437  $ 1,143  $ 1,061  $ 479    $ 326    $ 221    $ 143    $ 78
(In millions)

Ratio of expenses to   .54%      .78%     .80%     .80%     .84%A    .84%     .88%     .84%     .87%     .97%     1.12%
average net assets

Ratio of expenses to
average                .53%F     .78%     .80%     .80%     .84%A    .84%     .88%     .84%     .87%     .97%     1.12%
net assets after expense
reductions

Ratio of net investment 2.11%     2.38%    2.33%    1.56%    .69%A    1.41%    1.60%    1.70%    3.07%    1.53%    1.07%
income to average net assets

Portfolio turnover rate 35%       37%      52%      72%      80%A     81%      113%     129%     112%     128%     148%

Average commissions
rateG                   $ .0482   $ .0182


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF THE SEPARATE SALES CHARGES AND CUSTODIAN FEES ASSESSED THROUGH FIDELITY SYSTEMATIC INVESTMENT PLANS AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS SPECIAL DIVIDENDS OF $.07 PER
SHARE.
E EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H THREE MONTHS ENDED SEPTEMBER 30, 1993
I YEARS ENDED JUNE 30
J THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
All total returns quoted below do not include the effect of paying the separate Creation and Sales Charges and Custodian Fees associated with the purchase of shares of the funds through the Plans. Total returns would be lower if Creation and Sales Charges and Custodian Fees were taken into account. As previously discussed, shares of the funds may be acquired only through the Plans. Investors should consult the Plans' Prospectus for complete information regarding Creation and Sales Charges and Custodian Fees.
Each fund's fiscal year runs from October 1 through September 30. The tables below show each fund's performance over past fiscal years. The charts on page present calendar year performance for each fund compared to different measures, including a competitive funds average. AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods   Past 1   Past 5       Past 10      Life of
ended            year     years        years        fund
September 30,
1997

Destiny I         36.29%   23.50%       16.80%       19.02%*

Destiny II        34.72%   23.22%       17.21%       22.91%**

CUMULATIVE TOTAL RETURNS
Fiscal periods   Past 1   Past 5        Past 10       Life of
ended            year     years         years         fund
September 30,
1997

Destiny I         36.29%   187.25%       372.71%       11,390.24%*

Destiny II        34.72%   184.11%       389.22%       1,031.41%**

* FROM JULY 10, 1970 (COMMENCEMENT OF OPERATIONS).
** FROM DECEMBER 30, 1985 (COMMENCEMENT OF OPERATIONS).
The following tables show Destiny Plans I and Destiny Plans II average annual total returns calculated for the one, five, ten, and fifteen years or Life of Plan ended September 30, 1997 for a $50/month, 15 year Plan. The following Plan-related average annual total returns include change in share price, reinvestment of dividends and capital gains, and the effects of the separate Creation and Sales Charges and Custodian Fees assessed through the Plans. The illustrations assume an initial $600 lump sum investment at the beginning of each period shown with no subsequent Plan investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned only had they made regular monthly investments over the period. Consult the Plans' Prospectus for more complete information on applicable charges and fees.
AVERAGE ANNUAL TOTAL RETURNS - DESTINY PLANS
Fiscal periods    Past 1    Past 5       Past 10      Past 15
ended             year      years        years        years/
September 30,                                         Life of Plan
1997

Destiny Plans I    -34.85%   19.04%       15.27%       20.62%A

Destiny Plans II   -35.60%   18.78%       15.67%       21.62%B

A FROM OCTOBER 1, 1982 TO SEPTEMBER 30, 1997.
B FROM DECEMBER 30, 1985 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,
1997.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Growth Funds Average for Destiny I and Destiny II. As of September 30, 1997, the average reflected the performance of 784 mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
STANDARD & POOR'S 500 INDEX (S&P 500) is a widely recognized, unmanaged index of common stocks.
Unlike each fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
Each fund may quote its adjusted net asset value including all distributions paid. This value may be averaged over specified periods and may be used to calculate a fund's moving average.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, please call the appropriate number listed on the front cover, or your investment professional.
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
YEAR-BY-YEAR TOTAL RETURNS






Calendar years                              1990    1991    1992    1993    1994    1995    1996

DESTINY I                                   -3.15%  38.92%  15.15%  26.42%  4.43%   36.95%  18.55%

Standard & Poor's 500 Index                 -3.10%  30.47%  7.62%   10.08%  1.32%   37.58%  22.96%

Lipper Growth Funds Average                 -4.72%  37.08%  7.86%   10.61%  -2.17%  30.79%  19.24%

Consumer Price Index                        6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: -3.15
ROW: 5, COL: 1, VALUE: 38.92
ROW: 6, COL: 1, VALUE: 15.15
ROW: 7, COL: 1, VALUE: 26.42
ROW: 8, COL: 1, VALUE: 4.43
ROW: 9, COL: 1, VALUE: 36.95
ROW: 10, COL: 1, VALUE: 18.55
(LARGE SOLID BOX) DESTINY I
YEAR-BY-YEAR TOTAL RETURNS






Calendar years                              1990    1991    1992    1993    1994    1995    1996

DESTINY II                                  -2.52%  41.42%  15.48%  26.81%  4.48%   35.96%  17.86%

Standard & Poor's 500 Index                 -3.10%  30.47%  7.62%   10.08%  1.32%   37.58%  22.96%

Lipper Growth Funds Average                 -4.72%  37.08%  7.86%   10.61%  -2.17%  30.79%  19.24%

Consumer Price Index                        6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: -2.52
Row: 5, Col: 1, Value: 41.42
Row: 6, Col: 1, Value: 15.48
Row: 7, Col: 1, Value: 26.81
Row: 8, Col: 1, Value: 4.48
Row: 9, Col: 1, Value: 35.96
Row: 10, Col: 1, Value: 17.86
(LARGE SOLID BOX) DESTINY II
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Destiny Portfolios, an open-end management investment company originally organized as a Massachusetts corporation on January 7, 1969 and reorganized as a Massachusetts business trust on June 20, 1984.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent or the Plans' custodian, as applicable, will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which chooses their investments and handles their business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East) in Tokyo, Japan, assist FMR with foreign investments.
As of September 30, 1997, FMR advised funds having approximately 33 million shareholder accounts with a total value of more than $521 billion.
   George A. Vanderheiden is Vice President and manager of Destiny I, which he has managed since 1980. Previously, he was Vice President and manager of Destiny II between 1985 and 1998. He also manages other Fidelity funds. Mr. Vanderheiden is a member of the Board of Directors for FMR Corp. He joined Fidelity in 1971.
   Charles Mangum will provide assistance in managing Destiny I from time to time. He also manages another Fidelity fund. Since joining Fidelity in 1990, Mr. Mangum has worked as an analyst and manager.

   Beth Terrana is Vice President and manager of Destiny II, which she has managed since June 1998. She also manages other Fidelity funds. Since joining Fidelity in 1983, Ms. Terrana has worked as an analyst, portfolio assistant, and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FDC distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
Each fund seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.
Each fund seeks capital growth primarily from equity securities. Each fund will tend to be fully invested in common stocks and securities convertible into common stocks, but may also buy other types of securities such as preferred stocks or bonds. The funds have the flexibility to invest in large or small, domestic or foreign issuers. The value of each fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as FMR intends. Also, as a mutual fund, each fund seeks to spread investment risk by diversifying its holdings among many companies and industries. When you sell your shares, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call the appropriate number listed on the front cover, or your investment professional.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, each fund may not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
The tables on the following pages provide a summary of ratings assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended September 1997, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
DESTINY I
FISCAL YEAR ENDED SEPTEMBER 1997 MOODY'S
DEBT HOLDINGS, BY RATING INVESTORS SERVICE STANDARD & POOR'S
                       (AS A % OF INVESTMENTS) (AS A % OF INVESTMENTS)
                             RATING AVERAGE     RATING  AVERAGE
                                    OF TOTAL            OF TOTAL
                                    INVESTMENTS         INVESTMENTS
INVESTMENT GRADE
HIGHEST QUALITY              AAA    14.2%       AAA     14.2%
HIGH QUALITY                 AA     0.0%        AA      0.0%
UPPER-MEDIUM GRADE           A      0.0%        A       0.0%
MEDIUM GRADE                 BAA    0.0%        BBB     0.0%
LOWER QUALITY
MODERATELY SPECULATIVE       BA     0.0%        BB      0.0%
SPECULATIVE                  B      0.0%        B       0.0%
HIGHLY SPECULATIVE           CAA    0.0%        CCC     0.0%
POOR QUALITY                 CA     0.0%        CC      0.0%
LOWEST QUALITY, NO INTEREST  C      0.0%        C       0.0%
IN DEFAULT, IN ARREARS       --                 D       0.0%

REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P
AMOUNTED TO 0.00% OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL
AS UNRATED SECURITIES. UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO 0.00% OF THE FUND'S INVESTMENTS.
DESTINY II
FISCAL YEAR ENDED SEPTEMBER 1997  MOODY'S
DEBT HOLDINGS, BY RATING INVESTORS SERVICE STANDARD & POOR'S
  (AS A % OF INVESTMENTS)   (AS A % OF INVESTMENTS)
                            RATING AVERAGE     RATING  AVERAGE
                                   OF TOTAL            OF TOTAL
                                   INVESTMENTS         INVESTMENTS
INVESTMENT GRADE
HIGHEST QUALITY             AAA    14.4%       AAA     14.4%
HIGH QUALITY                AA     0.0%        AA      0.0%
UPPER-MEDIUM GRADE          A      0.0%        A       0.0%
MEDIUM GRADE                BAA    0.0%        BBB     0.0%
LOWER QUALITY
MODERATELY SPECULATIVE      BA     0.0%        BB      0.0%
SPECULATIVE                 B      0.0%        B       0.0%
HIGHLY SPECULATIVE          CAA    0.0%        CCC     0.0%
POOR QUALITY                CA     0.0%        CC      0.0%
LOWEST QUALITY, NO INTEREST C      0.0%        C       0.0%
IN DEFAULT, IN ARREARS      --                 D       0.0%
REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED
TO 0.00% OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED
SECURITIES. UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO 0.00% OF THE FUND'S INVESTMENTS.
RESTRICTIONS: Purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service (Moody's) or rated in the equivalent categories by Standard & Poor's (S&P), or is unrated but judged to be of equivalent quality by FMR. Each fund currently intends to limit its investment in lower than Baa-quality debt securities to 10% of its assets.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities.
A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
Each fund seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.
With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.
A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each fund's assets are reflected in that fund's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse each fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is determined by taking a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well a fund has performed relative to its comparative index.
The basic fee rate (calculated monthly) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by each fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For September 1997, the group fee rate was 0.2950%. The individual fund fee rate is 0.17% for Destiny I and 0.30% for Destiny II.
The basic fee rate for the fiscal year ended September 1997 was 0.4650% for Destiny I and 0.5950% for Destiny II.
The performance adjustment rate is calculated monthly by comparing each fund's performance to that of the S&P 500 over the performance period.
The performance period is the most recent 36-month period.
The difference is translated into a dollar amount that is added to or subtracted from the basic fee.
The maximum annualized performance adjustment rate is +0.24% of the average net assets up to and including $100,000,000 and +0.20% of the average net assets in excess of $100,000,000 over the performance period.
The total management fee rates for Destiny I and Destiny II for the fiscal year ended September 1997 were 0.36% and 0.50%, respectively. FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
For the fiscal year ended September 1997, FMR, on behalf of Destiny I and Destiny II, paid FMR U.K. and FMR Far East fees equal to 0.01% and 0.01%, respectively, of each fund's average net assets.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FSC performs transfer agency, dividend disbursing, and shareholder servicing functions for each fund. FSC also calculates the net asset value per share (NAV) and dividends for each fund, maintains the funds' general accounting records, and administers each fund's securities lending program. For the fiscal year ended September 1997, Destiny I and Destiny II paid FSC fees equal to 0.00% and 0.01%, respectively, of its average net assets for transfer agency and related services, and Destiny I and Destiny II paid FSC fees equal to 0.02% and 0.03%, respectively, of its average net assets for pricing and bookkeeping services.These amounts are before expense reductions, if any.
Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
The portfolio turnover rates for Destiny I and Destiny II for the fiscal year ended September 1997 were 32% and 35%, respectively. These rates vary from year to year.
   YOUR ACCOUNT


HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE, of each fund is the fund's net asset value per share (NAV).
Each fund has an agreement with FDC under which each fund issues shares at NAV to State Street Bank and Trust Company (State Street) as Custodian for the Plans. EACH FUND WILL NOT OFFER ITS SHARES PUBLICLY EXCEPT THROUGH THE PLANS. Generally, State Street will hold directly all shares of each fund unless a Planholder owns fund shares directly after completing or terminating a Plan. The Plans' offering terms, including the Plans' Creation and Sales Charges, are reflected in the Prospectus of Fidelity Systematic Investment Plans: Destiny Plans I and Destiny Plans II.
Shares will be purchased at the next NAV calculated after an order is received and accepted. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
Share certificates are not available for fund shares.
HOW TO SELL SHARES
THE FOLLOWING DISCUSSION RELATES ONLY TO THOSE SHAREHOLDERS WHO HAVE COMPLETED OR TERMINATED A PLAN AND HOLD SHARES OF A FUND DIRECTLY. Planholders should consult the section entitled "Cancellation and Refund Rights" of their Plan's Prospectus for a discussion of the requirements for redemption of shares from a Plan.
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received and accepted. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
If you have certificates for your shares, you must submit them to FSC in order to sell your shares, and you should call the appropriate number listed on the front cover for specific instructions. The funds currently do not issue share certificates.
For more information, see "Systematic Withdrawal Program" of the Destiny Plans' prospectus.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, signed certificates (if applicable), and (small solid bullet) Any other applicable requirements listed in the following table.
Mail your letter to the following address:
Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0086
Unless otherwise instructed, Fidelity will send a check to the record address.

                  TYPE OF REGISTRATION*                    SPECIAL REQUIREMENTS

PHONE             All accounts                             (small solid bullet) Maximum check request: $100,000.
                                                           (small solid bullet) You may exchange to other Fidelity
                                                           funds if both accounts are registered
                                                           with the same name(s), address, and
                                                           taxpayer ID number.
                                                           (small solid bullet) Call the appropriate number listed on the front cover.

Mail or in Person
(mail_graphic)
(hand_graphic)    Individual, Joint Tenants, Sole          (small solid bullet) The letter of instruction must be signed
                  Proprietorship, Custodial (Uniform       by all person(s) required to sign for the
                  Gifts/Transfers to Minors Act), General  account exactly as it is registered,
                  Partners                                 accompanied by signature guarantee(s).
                  Corporations, Associations               (small solid bullet) The letter of instruction and a corporate resolution must be signed by all
                                                           person(s) required to sign for the
                                                           account, accompanied by signature
                  Trusts                                   guarantee(s).
                                                           (small solid bullet) The letter of instruction must be signed by the Trustee(s), accompanied by
                                                           signature guarantee(s). (If the Trustee's
                                                           name is not registered on your
                                                           account, also provide a copy of the
                                                           trust document, certified within the last
                                                           60 days.)


* IF YOU DO NOT FALL INTO ANY OF THE ABOVE REGISTRATION CATEGORIES (E.G., EXECUTORS, ADMINISTRATORS, CONSERVATORS OR GUARDIANS), PLEASE CALL THE APPROPRIATE NUMBER LISTED ON THE FRONT COVER FOR FURTHER INSTRUCTIONS.
INVESTOR SERVICES
THE FOLLOWING SHAREHOLDER SERVICES ARE APPLICABLE ONLY TO THOSE SHAREHOLDERS WHO HAVE COMPLETED OR TERMINATED A PLAN AND HOLD SHARES OF A FUND DIRECTLY. Planholders should consult the section entitled "Rights and Privileges of Planholders" in their Plan's Prospectus for a discussion of distribution options and other pertinent information. For accounts not associated with the Plans, Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if you have more than one account in a fund. Call FDC at the appropriate number listed on the front cover, or your investment professional if you need additional copies of financial reports and prospectuses.
FSC pays for shareholder services but not for special services, such as producing and mailing historical account documents. You may be required to pay a fee for special services.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your shares and buy shares of other Fidelity funds, including the Fidelity Advisor Funds, by telephone or in writing. The shares you exchange will carry credit for any front-end sales charge you previously paid in connection with the purchase of Plan shares.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page .
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.
DISTRIBUTION OPTIONS
THE FOLLOWING DISTRIBUTION OPTIONS ARE APPLICABLE ONLY TO THOSE SHAREHOLDERS WHO HAVE COMPLETED OR TERMINATED A PLAN AND HOLD SHARES OF A FUND DIRECTLY. Planholders should consult the section entitled "Rights and Privileges of Planholders" in their Plan's Prospectus for a discussion of distribution options and other pertinent information. You can choose from three distribution options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your Plan's application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Distribution checks will be mailed within seven days.
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains.
Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price.
You will also receive a transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, each fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
Planholders who have redeemed shares under "Cancellation and Refund Rights" (discussed in the Plans' Prospectus), may not reinstate at NAV the proceeds from such a cancellation or refund until all refunded Creation and Sales Charges included in the cancellation have first been deducted in full from the amount being replaced. To redeem shares from a Plan, refer to the section entitled "Rights and Privileges of Planholders" in your Plan's Prospectus, or contact your investment professional.
WHEN YOU SIGN YOUR PLAN'S APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call the appropriate number listed on the front cover for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. EXCHANGE RESTRICTIONS
THE EXCHANGE PRIVILEGE IS AVAILABLE ONLY TO THOSE SHAREHOLDERS WHO HAVE COMPLETED OR TERMINATED A PLAN AND HOLD SHARES OF A FUND DIRECTLY. As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds, including the Fidelity Advisor Funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose fees of up to 1.00% on purchases, administrative fees of up to $7.50, and trading fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.











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